                                                                     Exhibit 4.7

================================================================================


                          FIRST SUPPLEMENTAL INDENTURE


                          DATED AS OF NOVEMBER 27, 2001



                                       to


                                    INDENTURE


                          dated as of November 27, 2001


                                     between


                                 STEELCASE INC.
                                     Issuer


                                       and


                          BANK ONE TRUST COMPANY, N.A.,
                                     Trustee

================================================================================

                                TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
                                    ARTICLE I

                                   Definitions

                                   ARTICLE II

                     Designation and Terms of the Securities

SECTION 2.01 Title and Aggregate Principal Amount ................................  5
------------ ------------------------------------
SECTION 2.02 Execution ...........................................................  5
------------ ---------
SECTION 2.03 Other Terms and Form of the Series A Notes ..........................  6
------------ ------------------------------------------
SECTION 2.04 Further Issues ......................................................  6
------------ --------------
SECTION 2.05 Interest and Principal ..............................................  6
------------ ----------------------
SECTION 2.06 Place of Payment ....................................................  6
------------ ----------------
SECTION 2.07 Regulation S and Unrestricted Notes .................................  6
------------ -----------------------------------
SECTION 2.08 Restricted Notes ....................................................  7
------------ ----------------
SECTION 2.09 Euroclear and Clearstream Procedures Applicable .....................  7
------------ -----------------------------------------------
SECTION 2.10 Depositary; Registrar ...............................................  8
------------ ---------------------
SECTION 2.11 Redemption ..........................................................  8
------------ ----------
SECTION 2.12 Sinking Fund ........................................................  8
------------ ------------

                                   ARTICLE III

                              Transfer and Exchange

SECTION 3.01 Transfer of Beneficial Interest in a Restricted
------------ -----------------------------------------------
             Global Note to Regulation S Global Note .............................  8
             ---------------------------------------
SECTION 3.02 Transfer of Beneficial Interest in a Restricted Global Note to
------------ --------------------------------------------------------------
             Unrestricted Global Note ............................................  9
             ------------------------
SECTION 3.03 Transfer of Beneficial Interest in a Regulation S Global Note or
------------ ----------------------------------------------------------------
             Unrestricted Global Note to Restricted Global Note ..................  10
             --------------------------------------------------
SECTION 3.04 Exchanges of Global Note for Non Global Note ........................  10
------------ --------------------------------------------
SECTION 3.05 Interests in Regulation S Global Note to be Held Through
------------ --------------------------------------------------------
             Euroclear or Clearstream ............................................  10
             ------------------------
SECTION 3.06 Legends .............................................................  11
------------ -------
SECTION 3.07 Cancellation and/or Adjustment of Global Notes ......................  14
------------ ----------------------------------------------

                                   ARTICLE IV
                                   ----------

                                   Defeasance
                                   ----------

SECTION 4.01 Defeasance and Covenant Defeasance ......................................  14
------------ ----------------------------------


                                    ARTICLE V
                                    ---------

                                  Miscellaneous
                                  -------------

SECTION 5.01 Execution of Supplemental Indenture......................................  14
------------ -----------------------------------
SECTION 5.02 Concerning the Trustee...................................................  14
------------ ----------------------
SECTION 5.03 Counterparts.............................................................  14
------------ ------------
SECTION 5.04 GOVERNING LAW............................................................  15
------------ -------------

Annex A - Form of Transfer Certificate -- Restricted Global Security to Regulation S Global Security

Annex B - Form of Transfer Certificate -- Restricted Global Security to Unrestricted Global Security

Annex C - Form of Transfer Certificate -- Regulation S Global Security to Unrestricted Global Security to Restricted Global Security

Exhibit A - Form of Restricted Global Note; Form of Unrestricted Global Note and Regulation S Global Note

          FIRST SUPPLEMENTAL INDENTURE, dated as of November 27, 2001 (this "First Supplemental Indenture"), to the Indenture, dated as of November 27, 2001 (the "Original Indenture"), between STEELCASE INC., a Michigan corporation (the "Company"), and BANK ONE TRUST COMPANY, N.A. (the "Trustee").

          WHEREAS, the Company and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance from time to time of Securities (as defined in the Original Indenture) of the Company, to be issued in one or more series;

          WHEREAS, Sections 2.01 and 9.01 of the Original Indenture provide, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the designation, form, terms and conditions of Securities of any series as permitted by Sections 2.01 and 9.01 of the Original Indenture;

          WHEREAS, the Company (i) desires the issuance of a series of Securities to be designated as hereinafter provided and (ii) has requested the Trustee to enter into this First Supplemental Indenture for the purpose of establishing the designation, form, terms and conditions of the Securities of such series;

          WHEREAS, the Company has duly authorized the creation of (1) an issue of its 6.375% Senior Notes Due 2006 (the "Original Series A Notes"), (2) pursuant to the Exchange Offer (as herein defined), its 6.375% Senior Notes Due 2006 to be issued in exchange for the Original Series A Notes (the "Exchange Notes") and (3) its 6.375% Senior Notes Due 2006 to be issued in a private exchange for the Original Series A Notes (the "Private Exchange Notes" and collectively with the Original Series A Notes and the Exchange Notes, the "Series A Notes," which expression includes any further notes issued pursuant to
Section 2.04 hereof and forming a single series therewith) of substantially the tenor and amount hereinafter set forth. The Original Series A Notes, the Exchange Notes and the Private Exchange Notes shall rank pari passu; and

          WHEREAS, all action on the part of the Company necessary to authorize the issuance of the Series A Notes under the Original Indenture and this First Supplemental Indenture (the Original Indenture, as supplemented by this First Supplemental Indenture, being hereinafter called the "Indenture") has been duly taken.

          NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

          That, in order to establish the designation, form, terms and conditions of, and to authorize the authentication and delivery of, the Series A Notes, and in consideration of the acceptance of the Series A Notes by the Holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   Definitions

               (a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Indenture.

               (b) The rules of interpretation set forth in the Original Indenture shall be applied hereto as if set forth in full herein.

               (c) For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings (such meanings shall apply equally to both the singular and plural forms of the respective terms):

          "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of DTC, Euroclear and Clearstream that apply to such transfer or exchange.

          "Clearstream" means Clearstream Banking, societe anonyme.

          "Closing Date" means the day on which the Closing Date for the Original Series A Notes occurs pursuant to the Purchase Agreement.

          "Comparable Treasury Issue" means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Series A Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt notes of comparable maturity to the remaining term of the Series A Notes.

          "Comparable Treasury Price" means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such quotation.

          "Definitive Note" means a Series A Note in definitive registered form without coupons.

          "DTC" has the meaning set forth in Section 2.09 hereof.

          "DTC Legend" means the legend set forth in Section 3.06(d), which is required to be placed on all Global Notes, for which DTC is acting as the Depositary, issued under this Indenture.

          "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

          "Exchange Notes" means the Series A Notes issued pursuant to the Exchange Offer.

          "Exchange Offer" means the Exchange Offer as defined in the Registration Rights Agreement.

          "Global Note Legend" means the legend set forth in Section 3.06(b), which is required to be place on all Global Notes issued under the Indenture.

          "Global Notes" means, individually and collectively, each of the Restricted Global Notes, the Registration S Global Notes and the Unrestricted Global Notes, substantially in the form of Exhibit A hereto, issued in accordance with Section 2.11 of the Original Indenture and Section 2.07 hereof.

          "Initial Purchasers" has the meaning set forth in the Purchase Agreement.

          "Interest Payment Date" has the meaning set forth in Section 2.05 hereof.

          "Lead Managers" mean Goldman, Sachs & Co. and Salomon Smith Barney,
Inc.

          "Original Series A Notes" means all Series A Notes, other than Exchange Notes and the Private Exchange Notes.

          "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear or Clearstream) as indirect participants.

          "Private Exchange" means the offer by the Company, pursuant to the Registration Rights Agreement, to issue and deliver to the Initial Purchasers, in exchange for the Original Series A Notes held by such Initial Purchasers as part of their initial distribution, a like aggregate principal amount of Private Exchange Notes.

          "Private Exchange Notes" means the Series A Notes issued in connection with a Private Exchange pursuant to the Registration Rights Agreement.

          "Private Placement Legend" means the legend set forth in Section 3.06(a) hereof.

          "Purchase Agreement" means the Purchase Agreement, dated as of November 19, 2001, by and among the Company and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

          "Record Date" has the meaning set forth in Section 2.05 hereof.

          "Redemption Price" has the meaning set forth in Section 2.10 hereof.

          "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

          "Reference Treasury Dealers" means (A) any of the Initial Purchasers (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of those entities ceases
                       --------  -------
to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute for those entities another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Trustee after consultation with the Company.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of November 19, 2001, by and among the Company and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

          "Regulation S" means Regulation S promulgated under the Securities
Act.

          "Regulation S Global Note" has the meaning set forth in Section 2.07(a) hereof.

          "Restricted Global Note" has the meaning set forth in Section 2.07(b) hereof.

          "Restricted Notes" has the meaning specified in Section 2.07(b) hereof.

          "Restricted Period" has the meaning set forth in Section 2.07(a) hereof.

          "Rule 144" means Rule 144 under the Securities Act.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Series A Note" has the meaning set forth in the preamble hereof.

          "Shelf Registration Statement" means a registration statement issued by the Company in connection with the offer and sale of Original Series A Notes or Private Exchange Notes pursuant to the Registration Rights Agreement.

          "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

          "Unrestricted Global Note" has the meaning set forth in Section 2.07(a) hereof.

          "Unrestricted Notes" has the meaning set forth in Section 2.07(a) hereof.

                                   ARTICLE II

                     Designation and Terms of the Securities

          SECTION 2.01 Title and Aggregate Principal Amount. There is hereby
                       ------------------------------------
created one series of Securities designated: 6.375% Senior Notes Due 2006 (the "Series A Notes").

          SECTION 2.02 Execution. The Series A Notes may forthwith be executed
                       ---------
by the Company and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of Section 2.04 of the Original Indenture.

          SECTION 2.03 Other Terms and Form of the Series A Notes. The Series A
                       ------------------------------------------
Notes shall have and be subject to such other terms as provided in the Indenture and shall be evidenced by one or more Global Notes in the form of Exhibit A hereof and as set forth in Section 2.07 hereof.

          SECTION 2.04 Further Issues. The Company may from time to time,
                       --------------
without the consent of the Holders of the Series A Notes and in accordance with the Original Indenture and this Supplemental Indenture, create and issue further notes having the same terms and conditions as the Series A Notes in all respects (or in all respects except for the first payment of interest) so as to form a single series with the Series A Notes.

          SECTION 2.05 Interest and Principal. The Series A Notes will mature on
                       ----------------------
November 15, 2006 and will bear interest at the rate of 6.375% per annum. The Company will pay interest on the Series A Notes on each May 15 and November 15 (the "Interest Payment Dates"), beginning on May 15, 2002, to the holders of record on the immediately preceding May 1 or November 1 (the "Record Date"), respectively. Interest on the Series A Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance. Payments of the principal of and interest on the Series A Notes shall be made in U.S. Dollars, and the Series A Notes shall be denominated in U.S. Dollars.

          SECTION 2.06 Place of Payment. The place of payment where the Series A
                       ----------------
Notes may be presented or surrendered for payment, where the principal of and interest and any other payments due on the Series A Notes are payable, where the Series A Notes may be surrendered for registration of transfer or exchange and where notices and demands to and upon the Company in respect of the Series A Notes and the Indenture may be served shall be in the Borough of Manhattan, The City of New York, and the office or agency maintained by the Company for such purpose shall initially be the Corporate Trust Office of the Trustee. At the option of the Company, payment of interest on the Series A Notes may be made by check mailed to registered Holders.

          SECTION 2.07 Regulation S and Unrestricted Notes. Original Series A
                       -----------------------------------
Notes offered and sold in their initial distribution in reliance on Regulation S shall be initially issued in the form of one or more Global Notes in definitive, fully registered form without interest coupons with such applicable legends as are provided for in Section 3.06, except as otherwise permitted herein. Such Global Notes shall be registered in the name of the Depositary or its nominee and deposited with the Trustee, at its Corporate Trust Office, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Original Indenture, for credit to the respective accounts at the Depositary of the depositories for Euroclear or for Clearstream. Until such time as the Restricted Period (as defined below) shall have terminated, such Global Notes shall be referred to herein collectively as the "Regulation S Global Note." After such time as the Restricted Period shall have terminated, such Global Notes shall be referred to herein collectively as the "Unrestricted Global Notes." The aggregate principal amount of the Regulation S Global Note or the Unrestricted Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount of the Restricted Global Note, as provided herein. As used herein, the term "Restricted Period" means the period of 40 consecutive days beginning on and including the first day after the later of (i) the day that the Lead Managers advise the Company and the Trustee is the day on which the Series A Notes are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the Closing Date. The Regulation S Global Note, the Unrestricted Global Note and all other Series A Notes that are not Restricted Notes shall collectively be referred to herein as the "Unrestricted Notes."

           SECTION 2.08   Restricted Notes. Original Series A Notes offered and
                          ----------------
sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Global Notes (collectively, the "Restricted Global Note") in definitive, fully registered form without interest coupons with such applicable legends as are provided for in Section 3.06, except as otherwise permitted herein. Such Restricted Global Note shall be registered in the name of the Depositary or its nominee and deposited with the Trustee, at its Corporate Trust Office, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Original Indenture. The aggregate principal amount of the Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount of the Regulation S Global Note or the Unrestricted Global Note, as provided herein. The Restricted Global Note and all other Series A Notes evidencing the debt, or any portion of the debt, initially evidenced by such Note, other than (x) Series A Notes transferred or exchanged upon certification as provided in Sections 3.01 or 3.02, (y) Exchange Notes and (z) Series A Notes no longer required to bear the Private Placement Legend as provided in Section 3.06, shall collectively be referred to herein as the "Restricted Notes."

           SECTION 2.09   Euroclear and Clearstream Procedures Applicable.  The
                          -----------------------------------------------
provisions of the "Operating Procedures of the Euroclear System," the "General Terms and Conditions of Clearstream Banking" and the "Customer Handbook" of

Clearstream, in each case, as in effect from time to time, shall be applicable to transfers of beneficial interests in Global Notes sold in reliance on Regulation S and that are held by Participants through Euroclear or Clearstream.

           SECTION 2.10   Depositary; Registrar. The Company initially appoints
                          ---------------------
The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes. The Company initially appoints the Trustee to act as the Registrar and the paying agent and designates the Trustee's New York office as the office or agency referred to in Section 2.05(b) of the Original Indenture.

           SECTION 2.11   Redemption. The Company at its option may, at any
                          ----------
time, redeem the Series A Notes, in whole or in part, upon payment of a redemption price equal to(A) the greater of (i) 100% of the principal amount of the Series A Notes to be redeemed on the Redemption Date; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Series A Notes being redeemed on that Redemption Date (not including any portion of any payment of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis at the Treasury Rate, plus 35 basis points, as determined by the Reference Treasury Dealer, plus (B) in each case, accrued and unpaid interest on the Series A Notes to the Redemption Date (the "Redemption Price"). Notwithstanding the foregoing, installments of interest on Series A Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders as of the close of business on the relevant Record Date. The Redemption Price shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

           SECTION 2.12   Sinking Fund. The Series A Notes shall not be
                          ------------
redeemable at the option of any Holder thereof, upon the occurrence of any particular circumstances or otherwise. The Series A Notes will not have the benefit of any sinking fund.

                                  ARTICLE III

                              Transfer and Exchange

           SECTION 3.01   Transfer of Beneficial Interest in a Restricted Global
                          ------------------------------------------------------
Note to Regulation S Global Note. If the Holder of a beneficial interest in the
--------------------------------
Restricted Global Note wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section
3.01. Upon receipt by the Trustee, as Registrar, of (A) written instructions given in accordance with the Applicable Procedures from a DTC Participant directing the Trustee to credit or cause to be credited to a specified DTC Participant's account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in the Regulation S Global Note to be so transferred,
(B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the DTC Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the DTC Participant to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex A given by the Holder of such beneficial interest, the principal amount of the Restricted Global Note shall be reduced, and the principal amount of the Regulation S Global Note shall be increased, by the principal amount of the beneficial interest in the Restricted Global Note to be so transferred, in each case by means of any appropriate adjustment on the records of the Trustee, as Registrar, and the Trustee, as Security Registrar, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the DTC Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount so transferred.

           SECTION 3.02   Transfer of Beneficial Interest in a Restricted Global
                          ------------------------------------------------------
Note to Unrestricted Global Note. If the Holder of a beneficial interest in the
--------------------------------
Restricted Global Note wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.02. Upon receipt by the Trustee, as Registrar, of (A) written instructions given in accordance with the Applicable Procedures from a DTC Participant directing the Trustee to credit or cause to be credited to a specified DTC Participant's account a beneficial interest in the Unrestricted Global Note in a principal amount equal to that of the beneficial interest in the Restricted Global Note to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the DTC Participant (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the DTC Participant to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex B given by the Holder of such beneficial interest, the principal amount of the Restricted Global Note shall be reduced, and the principal amount of the Unrestricted Global Note shall be increased, by the principal amount of the beneficial interest in the Restricted Global Note to be so transferred, in each case by means of an appropriate adjustment on the records of the Trustee, as Registrar, and the Trustee, as Registrar, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Unrestricted Global Note having a principal amount equal to the amount so transferred.

           SECTION 3.03   Transfer of Beneficial Interest in a Regulation S
                          -------------------------------------------------
Global Note or Unrestricted Global Note to Restricted Global Note. If the Holder
-----------------------------------------------------------------
of a beneficial interest in the Regulation S Global Note or the Unrestricted Global Note wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.03. Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from a DTC Participant directing the Trustee to credit or cause to be credited to a specific DTC Participant's account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in the Regulation S Global Note or the Unrestricted Global Note to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the DTC Participant to be credited with, and the account of the DTC Participant (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (C) with respect to a transfer of a beneficial interest in the Regulation S Global Note (but not the Unrestricted Global Note), a certificate in substantially the form set forth in Annex C given by the Holder of such beneficial interest, the principal amount of the Restricted Global Note shall be increased, and the principal amount of the Regulation S Global Note or Unrestricted Global Note shall be reduced, by the principal amount of the beneficial interest in the Regulation S Global Note or Unrestricted Global Note to be so transferred, in each case by means of an appropriate adjustment on the records of the Trustee, as Registrar, and the Trustee, as Registrar, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Note having a principal amount equal to the amount so transferred.

           SECTION 3.04   Exchanges of Global Note for Non Global Note. In the
                          --------------------------------------------
event that a Global Note or any portion thereof is exchanged for Series A Notes other than Global Notes pursuant to Section 2.11 of the Original Indenture, such other Notes may in turn be exchanged (on transfer or otherwise) for Series A Notes that are not Global Notes or for beneficial interests in a Global Note (if any is then Outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of Sections 3.01, 3.02, 3.03 and
3.05 of this First Supplemental Indenture (including the certification requirements intended to insure that transfers and exchanges of beneficial interests in a Global Note comply with Rule 144A, Rule 144 or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Company and the Trustee.

           SECTION 3.05   Interests in Regulation S Global Note to be Held
                          ------------------------------------------------
Through Euroclear or Clearstream. Until the termination of the Restricted
--------------------------------
Period,
interests in the Regulation S Global Note may be held only through DTC Participants acting for and on behalf of Euroclear and Clearstream, provided that this Section 3.05 shall not prohibit any transfer in accordance with
Section 3.03 hereof.

           SECTION 3.06   Legends. The following legends shall, as indicated
                          -------
below, appear on the face of Series A Notes issued under the Indenture unless specifically stated otherwise in the applicable provisions of the Indenture.

                (a)  Private Placement Legend.
                -----------------------------

                (1) Except as permitted by subparagraph (2) below, each Restricted Note and Regulation S Global Note (and all Series A Notes issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

                "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO ANY EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES; (B) THE HOLDER WILL NOTIFY ANY

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          PURCHASER OF NOTES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN
          (A) ABOVE, IF THEN APPLICABLE; AND (C) WITH RESPECT TO ANY TRANSFER OF NOTES PURSUANT TO CLAUSE (A)(4), THE HOLDER WILL DELIVER TO THE COMPANY AND THE TRUSTEE AN OPINION OF COUNSEL, CERTIFICATES AND OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REQUIRE TO CONFIRM THAT THE TRANSFER BY IT COMPLIES WITH THE FOREGOING RESTRICTIONS."

               (2) Exchange Notes shall not bear the Private Placement Legend. The Private Placement Legend required for the Regulation S Global Note may be removed when such Note becomes an Unrestricted Global Note as provided in Section 2.07. The Private Placement Legend required for a Restricted Note may be removed from a Series A Note if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as may be reasonably required by the Company that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series A Note will not violate the registration requirements of the Securities Act. In addition, after a transfer of any Original Series A Notes or Private Exchange Notes, as the case may be, during the period of the effectiveness of a Shelf Registration Statement with respect to such Original Series A Notes or Private Exchange Notes, all requirements pertaining to the Private Placement Legend on such Original Series A Note or Private Exchange Note will cease to apply. Upon provision of such satisfactory evidence or upon such transfer pursuant to a Shelf Registration Statement, the Trustee, at the direction of the Company, shall authenticate and deliver in exchange for such Series A Note another Series A Note or Series A Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Restricted Note has been removed from a Series A Note as provided above, it shall not be a Restricted Note and no other Series A Note issued in exchange for all or any part of such Series A Notes shall bear such legend, unless the Company has reasonable cause to believe that such other Series A Note is a "restricted security" within the meaning of Rule 144 and instructs the Trustee to cause a legend to appear thereon.

               (3) Exchange Notes shall not contain language regarding additional interest in certain cases of noncompliance with the Registration Rights Agreement.

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               (b)  Global Note Legend. Each Global Note shall bear a legend in
                    ------------------
substantially the following form:

               "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (A) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.04 OF THE ORIGINAL INDENTURE, (B) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.11(C) OF THE ORIGINAL INDENTURE, (C) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.08 OF THE ORIGINAL INDENTURE AND
          (D) EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE ORIGINAL INDENTURE, THIS SECURITY MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY SELECTED OR APPROVED BY THE COMPANY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY."

               (c)  DTC Legend. Each Global Note for which DTC is acting as the
                    ----------
Depositary shall bear a legend in the following form:

               "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

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          SECTION 3.07 Cancellation and/or Adjustment of Global Notes. At such
                       ----------------------------------------------
time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.08 of the Original Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

                                    ARTICLE IV

                                    Defeasance

          SECTION 4.01 Defeasance and Covenant Defeasance. Section 11.02 of the
                       ----------------------------------
Original Indenture shall be applicable to the Series A Notes.

                                    ARTICLE V

                                  Miscellaneous

          SECTION 5.01 Execution of Supplemental Indenture. This First
                       -----------------------------------
Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.

          SECTION 5.02 Concerning the Trustee. The recitals contained herein and
                       ----------------------
in the Series A Notes, except with respect to the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Series A Notes.

          SECTION 5.03 Counterparts. This First Supplemental Indenture may be
                       ------------
executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          SECTION 5.04 GOVERNING LAW. THIS FIRST SUPPLEMENTAL INDENTURE AND EACH
                       -------------
NOTE OF THE SERIES CREATED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                            STEELCASE INC.,

                                            by /s/ James P. Keane
                                               ---------------------------------
                                                Name:  James P. Keane
                                                Title: Senior Vice President and
                                                      Chief Financial Officer

                                            BANK ONE TRUST COMPANY, N.A., as
                                                Trustee,

                                            by /s/ J. Morand
                                               ---------------------------------
                                                Name:  J. Morand
                                                Title: Vice President